Exhibit 10.7

FIFTH AMENDMENT

TO

2004 EQUITY COMPENSATION PLAN

This Fifth Amendment (the “Amendment”) to the 2004 Equity Compensation Plan (the “Plan”) of Regado Biosciences, Inc., a Delaware corporation (the “Company”), is effective as of September 28, 2011.

W I T N E S S E T H:

WHEREAS, the Company’s Board of Directors (the “Board”) desires to amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3.5. The first sentence of Section 3.5 of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section 3.10, the aggregate number of shares of Stock which are available for issuance pursuant to Awards granted under the Plan shall be 24,879,875.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: September 28, 2011	REGADO BIOSCIENCES, INC.

/s/ David J. Mazzo
Name: David J. Mazzo
Title: President and CEO